PHL Variable Accumulation Account II

Phoenix Portfolio Advisor®

Supplement to Prospectus

This supplement should be read with the prospectus dated May 1, 2009 and supplements dated

October 20, 2009 and December 9, 2009.

❖	Information Regarding the Liquidation of the Janus Aspen Growth and Income Portfolio and the Janus Aspen Research Core Portfolio

The Board of Trustees of Janus Aspen Series (“Trustees”) has approved plans to liquidate and terminate the Janus Aspen Growth and Income Portfolio and the Janus Aspen Research Core Portfolio (the “Portfolios”). The Portfolios are expected to be liquidated on or about April 30, 2010, or at such earlier time as may be authorized by the Trustees (the “Liquidation Date”). Effective December 30, 2009 the Janus Aspen Research Core Portfolio is closed to new investment and effective January 15, 2010 the Janus Aspen Growth and Income Portfolio is closed to new investment. Please be advised that PHL Variable Insurance Company is not affiliated with the Janus Aspen Series, and has no control or influence over whether or not to liquidate the Portfolios.

In light of the Trustees’ action, as of the Liquidation Date, Phoenix will no longer offer the Portfolios as investment options. Effective December 30, 2009, we will no longer accept purchase payments allocated to the Janus Aspen Research Core Portfolio and effective January 15, 2010, we will no longer accept purchase payments allocated to the Janus Aspen Growth and Income Portfolio. In addition, Phoenix will take the following actions on the Liquidation Date:

1.	Any account value invested in the Portfolios on the Liquidation Date will be automatically transferred to the JNF Money Market Portfolio.

2.	Any future allocations to the Portfolios (made through rebalancing, dollar cost averaging, or other instructions) will be allocated to the JNF Money Market Portfolio.

3.	Any attempts to transfer account value to the Portfolios will be rejected.

Whether your account value is transferred automatically as described in numeral 1 above or whether you complete a transfer form to transfer your account value to a different investment option, the transfer will have no federal income tax consequences, and no charge, and it will not count against the number of free transfers you are allowed under your contract.

If you have any questions about this matter, please call our Customer Service Center at 1-866-226-0170.

❖	Effective December 30, 2009, all references to the Janus Aspen Research Core Portfolio in the product prospectus and appendix are footnoted as follows:

Janus Aspen Research Core Portfolio *

*	Fund closed to new investment on December 30, 2009.

❖	Effective January 15, 2010, all references to the Janus Aspen Growth and Income Portfolio in the product prospectus and appendix are footnoted as follows:

Janus Aspen Growth and Income Portfolio *

*	Fund closed to new investment on January 15, 2010.

❖	Effective on the Liquidation Date, all references to the Portfolios in the product prospectus and appendix are footnoted as follows:

Janus Aspen Research Core Portfolio * Janus Aspen Growth and Income Portfolio *

*	Fund liquidation completed on or about April 30, 2010

Date: December 30, 2009	Please keep this supplement for future reference.

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